EXHIBIT 10.1

                         HUNTSMAN POLYMERS CORPORATION
                         (formerly REXENE CORPORATION)


                                 $175,000,000


                         11-3/4% Senior Notes due 2004





                        ------------------------------

                        AMENDED AND RESTATED INDENTURE

                          Dated as of June 14, 2002

                         -----------------------------

                                 HSBC BANK USA
                     (Successor to Bank One, Texas, N.A.)

                         -----------------------------

                                    Trustee

                            CROSS-REFERENCE TABLE*



TRUST INDENTURE ACT Section                       INDENTURE SECTION
310(a)(1). . . . . . . . . . . . . . . . . . . .             7.10
   (a)(2). . . . . . . . . . . . . . . . . . . .              7.10
   (a)(3). . . . . . . . . . . . . . . . . . . .              N.A.
   (a)(4). . . . . . . . . . . . . . . . . . . .              N.A.
   (a)(5). . . . . . . . . . . . . . . . . . . .              7.10
   (b) . . . . . . . . . . . . . . . . . . . . .              7.8;7.10
   (c) . . . . . . . . . . . . . . . . . . . . .              N.A.
311(a) . . . . . . . . . . . . . . . . . . . . .              7.11
   (b) . . . . . . . . . . . . . . . . . . . . .              7.11
   (c) . . . . . . . . . . . . . . . . . . . . .              N.A.
312(a) . . . . . . . . . . . . . . . . . . . . .              2.5
   (b) . . . . . . . . . . . . . . . . . . . . .              10.3
   (c) . . . . . . . . . . . . . . . . . . . . .              10.3
313(a) . . . . . . . . . . . . . . . . . . . . .              7.6
   (b)(1). . . . . . . . . . . . . . . . . . . .              N.A.
   (b)(2). . . . . . . . . . . . . . . . . . . .              7.6
   (c) . . . . . . . . . . . . . . . . . . . . .              7.6;10.2
   (d) . . . . . . . . . . . . . . . . . . . . .              7.6
314(a) . . . . . . . . . . . . . . . . . . . . .              4.3;4.4;10.2
   (b) . . . . . . . . . . . . . . . . . . . . .              N.A.
   (c)(1). . . . . . . . . . . . . . . . . . . .              10.4
   (c)(2). . . . . . . . . . . . . . . . . . . .              10.4
   (c)(3). . . . . . . . . . . . . . . . . . . .              N.A.
   (d) . . . . . . . . . . . . . . . . . . . . .              10.2;10.3;
                                                              10.4;10.5
   (e) . . . . . . . . . . . . . . . . . . . . .              10.5
   (f) . . . . . . . . . . . . . . . . . . . . .              N.A.
315(a) . . . . . . . . . . . . . . . . . . . . .              7.1(2)
   (b) . . . . . . . . . . . . . . . . . . . . .              7.5;10.2
   (c) . . . . . . . . . . . . . . . . . . . . .              7.1(1)
   (d) . . . . . . . . . . . . . . . . . . . . .              7.1(3)
   (e) . . . . . . . . . . . . . . . . . . . . .              6.11
316(a)(last sentence). . . . . . . . . . . . . .              2.9
   (a)(1)(A) . . . . . . . . . . . . . . . . . .              6.5
   (a)(1)(B) . . . . . . . . . . . . . . . . . .              6.4
   (a)(2). . . . . . . . . . . . . . . . . . . .              N.A.
   (b) . . . . . . . . . . . . . . . . . . . . .              6.7
317(a)(1). . . . . . . . . . . . . . . . . . . .              6.8
   (a)(2). . . . . . . . . . . . . . . . . . . .              6.9
   (b) . . . . . . . . . . . . . . . . . . . . .              2.4
318(a) . . . . . . . . . . . . . . . . . . . . .              N.A.
   (b) . . . . . . . . . . . . . . . . . . . . .              N.A.
   (c) . . . . . . . . . . . . . . . . . . . . .              10.1


N.A. means not applicable.

*This Cross-Reference Table is not part of the Indenture.


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
                               TABLE OF CONTENTS
                                                                                                               PAGE

                                   ARTICLE I
                             DEFINITIONS, INCORPORATION BY REFERENCE AND EFFECTIVENESS


         Section 1.1       DEFINITIONS............................................................................1
         Section 1.2       OTHER DEFINITIONS......................................................................4
         Section 1.3       INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT......................................5
         Section 1.4       RULES OF CONSTRUCTION..................................................................5
         Section 1.5       EFFECTIVENESS..........................................................................5

                                  ARTICLE II
                                   THE NOTES

         Section 2.1       FORM AND DATING........................................................................6
         Section 2.2       EXECUTION AND AUTHENTICATION...........................................................6
         Section 2.3       REGISTRAR AND PAYING AGENT.............................................................6
         Section 2.4       PAYING AGENT TO HOLD MONEY IN TRUST....................................................7
         Section 2.5       NOTEHOLDER LISTS.......................................................................7
         Section 2.6       TRANSFER AND EXCHANGE..................................................................7
         Section 2.7       REPLACEMENT NOTES......................................................................8
         Section 2.8       OUTSTANDING NOTES......................................................................8
         Section 2.9       TREASURY NOTES.........................................................................9
         Section 2.10      TEMPORARY NOTES........................................................................9
         Section 2.11      CANCELLATION...........................................................................9
         Section 2.12      DEFAULTED INTEREST.....................................................................9
         Section 2.13      INTEREST PAYMENTS......................................................................9

                                  ARTICLE III
                                  REDEMPTION

         Section 3.1       NOTICES TO TRUSTEE....................................................................10
         Section 3.2       SELECTION OF NOTES TO BE REDEEMED.....................................................10
         Section 3.3       NOTICE OF REDEMPTION..................................................................10
         Section 3.4       EFFECT OF NOTICE OF REDEMPTION........................................................11
         Section 3.5       DEPOSIT OF REDEMPTION PRICE...........................................................11
         Section 3.6       NOTES REDEEMED IN PART................................................................11
         Section 3.7       OPTIONAL REDEMPTION...................................................................11
         Section 3.8       MANDATORY REDEMPTION..................................................................12
         Section 3.9       Intentionally omitted.................................................................12

                                  ARTICLE IV
                                   COVENANTS

         Section 4.1       PAYMENT OF NOTES......................................................................12
         Section 4.2       MAINTENANCE OF OFFICE OR AGENCY.......................................................12
         Section 4.3       SEC REPORTS...........................................................................13
         Section 4.4       COMPLIANCE CERTIFICATE................................................................13
         Section 4.5       Intentionally omitted.................................................................13
         Section 4.6       Intentionally omitted.................................................................13
         Section 4.7       Intentionally omitted.................................................................13
         Section 4.8       Intentionally omitted.................................................................13
         Section 4.9       Intentionally omitted.................................................................13
         Section 4.10      Intentionally omitted.................................................................13
         Section 4.11      Intentionally omitted.................................................................13
         Section 4.12      Intentionally omitted.................................................................13
         Section 4.13      Intentionally omitted.................................................................13
         Section 4.14      Intentionally omitted.................................................................14
         Section 4.15      Intentionally omitted.................................................................14
         Section 4.16      Intentionally omitted.................................................................14
         Section 4.17      Intentionally omitted.................................................................14

                                   ARTICLE V
                                  SUCCESSORS

         Section 5.1       Intentionally omitted.................................................................14
         Section 5.2       Intentionally omitted.................................................................14

                                  ARTICLE VI
                             DEFAULTS AND REMEDIES

         Section 6.1       EVENTS OF DEFAULT.....................................................................14
         Section 6.2       ACCELERATION..........................................................................14
         Section 6.3       OTHER REMEDIES........................................................................15
         Section 6.4       WAIVER OF PAST DEFAULTS...............................................................15
         Section 6.5       CONTROL BY MAJORITY...................................................................15
         Section 6.6       LIMITATION ON SUITS...................................................................15
         Section 6.7       RIGHTS OF HOLDERS TO RECEIVE PAYMENT..................................................16
         Section 6.8       COLLECTION SUIT BY TRUSTEE............................................................16
         Section 6.9       TRUSTEE MAY FILE PROOFS OF CLAIM......................................................16
         Section 6.10      PRIORITIES............................................................................16
         Section 6.11      UNDERTAKING FOR COSTS.................................................................17

                                  ARTICLE VII
                                    TRUSTEE

         Section 7.1       DUTIES OF TRUSTEE.....................................................................17
         Section 7.2       RIGHTS OF TRUSTEE.....................................................................18
         Section 7.3       INDIVIDUAL RIGHTS OF TRUSTEE..........................................................18
         Section 7.4       TRUSTEE'S DISCLAIMER..................................................................18
         Section 7.5       NOTICE OF DEFAULTS....................................................................19
         Section 7.6       REPORTS BY TRUSTEE TO HOLDERS.........................................................19
         Section 7.7       COMPENSATION AND INDEMNITY............................................................19
         Section 7.8       REPLACEMENT OF TRUSTEE................................................................20
         Section 7.9       SUCCESSOR TRUSTEE BY MERGER, ETC......................................................20
         Section 7.10      ELIGIBILITY; DISQUALIFICATION.........................................................20
         Section 7.11      PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.................................21

                                 ARTICLE VIII
                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE

         Section 8.1       OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE..............................21
         Section 8.2       LEGAL DEFEASANCE AND DISCHARGE........................................................21
         Section 8.3       COVENANT DEFEASANCE...................................................................21
         Section 8.4       CONDITIONS TO LEGAL OR COVENANT DEFEASANCE............................................22
         Section 8.5       DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD
                           IN TRUST; OTHER MISCELLANEOUS PROVISIONS..............................................23
         Section 8.6       REPAYMENT TO THE COMPANY..............................................................24
         Section 8.7       REINSTATEMENT.........................................................................24

                                  ARTICLE IX
                       AMENDMENT, SUPPLEMENT AND WAIVER

         Section 9.1       WITHOUT CONSENT OF HOLDERS............................................................24
         Section 9.2       WITH CONSENT OF HOLDERS...............................................................25
         Section 9.3       COMPLIANCE WITH TRUST INDENTURE ACT...................................................26
         Section 9.4       REVOCATION AND EFFECT OF CONSENTS.....................................................26
         Section 9.5       NOTATION ON OR EXCHANGE OF NOTES......................................................26
         Section 9.6       TRUSTEE TO SIGN AMENDMENTS, ETC.......................................................26

                                   ARTICLE X
                                 MISCELLANEOUS

         Section 10.1      TRUST INDENTURE ACT CONTROLS..........................................................27
         Section 10.2      NOTICES...............................................................................27
         Section 10.3      COMMUNICATION BY HOLDERS WITH OTHER HOLDERS...........................................27
         Section 10.4      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT....................................28
         Section 10.5      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.........................................28
         Section 10.6      RULES BY TRUSTEE AND AGENTS...........................................................28
         Section 10.7      LEGAL HOLIDAYS........................................................................28
         Section 10.8      NO RECOURSE AGAINST OTHERS............................................................28
         Section 10.9      DUPLICATE ORIGINALS...................................................................28
         Section 10.10     GOVERNING LAW.........................................................................29
         Section 10.11     NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.........................................29
         Section 10.12     SUCCESSORS............................................................................29
         Section 10.13     SEVERABILITY..........................................................................29
         Section 10.14     COUNTERPART ORIGINALS.................................................................29
         Section 10.15     TABLE OF CONTENTS, HEADINGS, ETC......................................................29

            AMENDED AND RESTATED INDENTURE, dated as of June 14, 2002 between Huntsman Polymers Corporation, a Delaware corporation (the "COMPANY"), and HSBC Bank USA (Successor to Bank One, Texas, N.A.) a national banking association duly organized and existing under the laws of the United States of America, as trustee ("TRUSTEE").

            WHEREAS, the Company and the Trustee are parties to the Indenture, dated as of November 29, 1994 (the "ORIGINAL INDENTURE").

            WHEREAS, the parties to the Original Indenture desire to amend and restate the Original Indenture.

            IN WITNESS WHEREOF, each party hereto agrees as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 11-3/4% Senior Notes due 2004 of the Company (the "NOTES"):


                                   ARTICLE I

                          DEFINITIONS, INCORPORATION
                        BY REFERENCE AND EFFECTIVENESS

            Section 1.1    DEFINITIONS.

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control; and PROVIDED FURTHER, that no employee or group of employees of the Company (other than executive officers and directors) shall by reason of their employment be deemed to be an Affiliate.

            "AGENT" means any Registrar, Paying Agent or co-registrar.

            "BANKRUPTCY LAW" means Title 11, United States Code or any similar federal or state law for the relief of debtors.

            "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

            "BUSINESS DAY" means any day other than a Legal Holiday.

            "CAPITAL LEASE" means, at the time any determination thereof is to be made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment would be capitalized on a balance sheet of the lessee in accordance with GAAP.

            "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capital Lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

            "CAPITAL STOCK" means

                  (i) in the case of a corporation, corporate stock,

                  (ii) in the case of an association or business entity, any and all shares, interests, participation, rights or other equivalents (however designated) of corporate stock,

                  (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be at the address of the Trustee specified in Section 10.2 or such other address as the Trustee may give notice to the Company.

            "CREDIT AGREEMENT" means the Amended and Restated Credit Agreement, dated as of January 29, 1996 and amended and restated as of February 23, 1996 among the Parent, the lenders party thereto in their capacities as lenders thereunder and Bankers Trust Company, as agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing (whether or not contemporaneously) or otherwise restructuring (including increasing the amount of available borrowings thereunder or adding Restricted Subsidiaries of the Parent as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

            "CURRENCY AGREEMENT" means the obligation of any Person pursuant to any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in currency values.

            "CUSTODIAN" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            "DEFAULT" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

            "DOLLARS" and "$" means lawful money of the United States of America.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FOREIGN SUBSIDIARY" means any Subsidiary of the Company organized under the laws of a jurisdiction outside of the United States.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronounce ments of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture; PROVIDED, HOWEVER, that for purposes of all information and other reports required to be delivered pursuant to the provisions of Section
4.3 of this Indenture, GAAP shall mean such generally accepted accounting principles as are in effect from time to time.

            "GOVERNMENT SECURITIES" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged.

            "GUARANTEE" means, with respect to any Person, a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness that is owned by any other Person.

            "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under

              (i) Currency Agreements,

              (ii) Interest Rate Agreements and

              (iii) agreements to protect against fluctuations in the price of feedstocks.

            "HOLDER" means a Person in whose name a Note is registered.

            "INDEBTEDNESS," means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or indebtedness representing Hedging Obligations, Capital Lease Obligations or the balance of the deferred and unpaid portion of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person other than a Restricted Subsidiary of such Person.

            "INDENTURE" means this Indenture as amended or supplemented from time to time.

            "INTEREST RATE AGREEMENT" means the obligations of any person pursuant to any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates.

            "LIEN" means, with respect to any asset owned by the Company or its Restricted Subsidiaries, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

            "NOTEHOLDER" means a Holder of one or more Notes.

            "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimburse ments, damages and other liabilities payable under the documentation governing any Indebtedness.

            "OFFICERS" means the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice-President of the Company.

            "OFFICERS' CERTIFICATE" means a certificate signed by two Officers, one of whom must be the principal executive officer, principal financial officer or principal accounting officer of the Company.

            "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Trustee. Except with respect to any opinion delivered pursuant to Article 8, the counsel may be an employee of the Company or the Trustee. The counsel may be counsel to the Company or the Trustee.

            "PERSON" means any individual, corporation, limited liability company, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture.

            "RESPONSIBLE OFFICER" when used with respect to the Trustee, means any officer within the Corporate Trust Office (or any successor group of the Trustee) assigned by the Trustee to administer its corporate trust matters.

            "RESTRICTED SUBSIDIARY" of the Company means any Subsidiary of the Company that is designated as a Restricted Subsidiary by the Board of Directors.

            "SEC" means the Securities and Exchange Commission.

            "SECURITIES ACT" means the Securities Act of 1933, as amended.

            "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act.

            "SUBSIDIARY" means, with respect to any Person,

                (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of that Person (or a combination thereof) and

                (ii) any partnership

                    (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or

                    (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

            "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

            "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

            "UNRESTRICTED SUBSIDIARY" means

                 (i) each of the Subsidiaries of the Company in existence on the date of this Indenture, and

                 (ii) any Subsidiary formed or acquired by the Company after the date of this Indenture and designated by the Board of Directors to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated.

          The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary.

            Section 1.2    OTHER DEFINITIONS.

   Term                                                      Defined in Section
   ----                                                      ------------------
   "Event of Default". . . . . . . . . . . . . . . . . . . . .     6.1
   "Legal Holiday" . . . . . . . . . . . . . . . . . . . . . .    11.7
   "Paying Agent". . . . . . . . . . . . . . . . . . . . . . .     2.3
   "Registrar" . . . . . . . . . . . . . . . . . . . . . . . .     2.3


            Section 1.3    INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

            The following TIA terms used in this Indenture have the following meanings:

            "INDENTURE SECURITIES" means the Notes;

            "INDENTURE SECURITY HOLDER" means a Noteholder;

            "INDENTURE TO BE QUALIFIED" means this Indenture;

            "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;

            "OBLIGOR" on the Notes means the Company or any successor obligor upon the Notes.

            All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

            Section 1.4    RULES OF CONSTRUCTION.

            Unless the context otherwise requires:

                (1) a term has the meaning assigned to it;

                (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                (3)  "or" is not exclusive;

                (4) words in the singular include the plural, and in the plural include the singular; and

                (5) provisions apply to successive events and transactions.

            Section 1.5    EFFECTIVENESS.

            (a) This Amended and Restated Indenture is effective immediately upon its execution and delivery by each of the Company and the Trustee; provided, however, that (i) to the extent not duplicative of the provisions of this Amended and Restated Indenture, the Company shall continue to comply with and be subject to the provisions of the Original Indenture (as such provisions existed in the Original Indenture prior to the effectiveness of this Amended and Restated Indenture) until the earlier of (x) such time as the Parent shall have entered into (1) an amendment to the Credit Agreement or (2) a credit facility which replaces, in whole or in part, or supplements, the Credit Agreement, in the case of either (1) or (2), on such terms and conditions as shall be satisfactory to the Parent in its sole discretion, or (y) such time as the Company becomes the subject of a filing of a voluntary or involuntary petition under the provisions of Title 11 of the United States Code, as amended, and (ii) from and after the occurrence of any event described in clause (x) or (y) of clause (i) above, the Company shall not be required to comply with, and the Company shall not be subject to, the provisions of the Original Indenture.

            (b) The Company shall provide notice to the Trustee of the occurrence of any event described in clause (x) or (y) of Section 1.5(a)(i) hereof; provided, however, that the failure of the Company to provide any such notice shall not (i) affect the application or operation of the provisions of Section 1.5(a) or (ii) otherwise be deemed to result in the Company being required to comply with, and being subject to, the provisions of the Original Indenture.


                                 ARTICLE II

                                  THE NOTES

            Section 2.1    FORM AND DATING.

            The Notes and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT A, which is part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued initially in denominations of $1,000 and integral multiples thereof.

            The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture, and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

            Section 2.2    EXECUTION AND AUTHENTICATION.

            Two Officers shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes and may be in facsimile form.

            If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

            A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in Exhibit A hereto.

            The Trustee shall, upon a written order of the Company signed by two Officers, authenticate Notes for original issue up to an aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed the amount set forth herein except as provided in Section 2.7 hereof.

            The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

            Section 2.3    REGISTRAR AND PAYING AGENT.

            The Company shall maintain in the Borough of Manhattan, The
City of New York, State of New York, and in such other locations as it shall determine,

                  (i) an office or agency where Notes may be presented for registration of transfer or for exchange ("REGISTRAR") and

                  (ii) an office or agency where Notes may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Noteholder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent or fails to give the foregoing notice, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent.

            The Company initially appoints the Trustee to act as the Registrar and Paying Agent.

            Section 2.4    PAYING AGENT TO HOLD MONEY IN TRUST.

            The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Noteholders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

            Section 2.5    NOTEHOLDER LISTS.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, including the aggregate principal amount thereof, and the Company shall otherwise comply with TIA Section 312(a).

            Section 2.6    TRANSFER AND EXCHANGE.

            When Notes are presented by a Holder to the Registrar with a request to register, transfer or exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; PROVIDED, HOWEVER, any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing, with signature guaranteed. To permit registra tions of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request, subject to such rules as the Trustee may reasonably require.

            Neither the Company nor the Registrar shall be required

                (i) to issue, register the transfer of or exchange Notes during any period

                    (a) beginning at the opening of business on a Business Day 15 days before the day of any selection of Notes for redemption under Section 3.2 and ending at the close of business on the day of selection or

                    (b) beginning at the opening of business on a Business Day 15 days before an interest payment date and ending at the close of business on such interest payment date, or

                (ii) to register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

            No service charge shall be made to any Noteholder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.6 or 9.5 hereof, which shall be paid by the Company).

            Prior to due presentment for registration of transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

            Section 2.7    REPLACEMENT NOTES.

            If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receives evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses (including the fees and expenses of the Trustee) in replacing a Note.

            Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

            Section 2.8    OUTSTANDING NOTES.

            The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

            If a Note is replaced pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

            If the principal amount of any Note is considered paid under
Section 4.1 hereof, it ceases to be outstanding and interest on it ceases to accrue.

            If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

            Subject to Section 2.9 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

            Section 2.9    TREASURY NOTES.

            In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer knows to be so owned shall be so considered.

            Section 2.10   TEMPORARY NOTES.

            Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company and the Trustee consider appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

            Section 2.11   CANCELLATION.

            The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. All cancelled Notes held by the Trustee shall be destroyed (subject to the record retention requirement of the Exchange Act) and certification of their destruction delivered to the Company unless by a written order, signed by an Officer of the Company, the Company shall direct that cancelled Notes be returned to it.

            Section 2.12   DEFAULTED INTEREST.

            If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest

                  (i) if payment is made during the period of five Business Days following the date on which such interest was due, to the Persons who were to receive payment on the date such interest was due or

                  (ii) if payment is made after such period, to the Persons who are Noteholders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.1 hereof. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Noteholders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

            Section 2.13   INTEREST PAYMENTS

            In the event that the amount of funds received from the Company by the Paying Agent in respect of any cash payment due hereunder is not sufficient to make such payment in full to all holders, then the Paying Agent shall disburse such funds as it shall have received to all Holders ratably, without preference or priority of any kind, according to the amouns due and payable on the Notes for principal, premium, if any, and interest, respectively; provided, however, that if any Holder has agreed in writing to waive or defer its receipt of such payment, the Company shall so notify the Trustee of such consent, in which case (i) the Trustee shall deliver such funds as it shall have received ratably to those Holders who have not so agreed and (ii) the rights of any Holder or Holders who have so agreed shall be limited as and to the extent set forth in such agreement, and unless expressly stated in such agreement, such waiver or deferral shall not constitute a waiver of any Default or Event of Default with respect to the failure to make such payment.


                                 ARTICLE III

                                 REDEMPTION

            Section 3.1    NOTICES TO TRUSTEE.

            If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.7 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a redemption date (unless a shorter notice shall be satisfactory to the Trustee), an Officers' Certificate setting forth the Section of this Indenture pursuant to which the redemption shall occur, the redemption date, the principal amount of Notes to be redeemed and the redemption price.

            Section 3.2    SELECTION OF NOTES TO BE REDEEMED.

            If less than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. In the event of partial redemption by lot, the Trustee shall make the selection not less than 30 nor more than 60 days prior to the redemption date from the outstanding Notes not previously called for redemption.

            The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the portion of the principal amount thereof to be redeemed. Notes and portions of them selected to be redeemed shall be in principal amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

            Section 3.3    NOTICE OF REDEMPTION.

            At least 30 days but not more than 60 days before a redemption date, the Company shall mail, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

            The notice shall identify the Notes to be redeemed and shall state:

                (a) the redemption date;

                (b) the redemption price;

                (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued;

                (d) the name and address of the Paying Agent;

                (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

                (g) the paragraph of the Notes pursuant to which the Notes called for redemption are being redeemed; and

                (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

            Section 3.4    EFFECT OF NOTICE OF REDEMPTION.

            Once notice of redemption is mailed, Notes called for redemption become irrevocably due and payable on the redemption date at the price set forth in the Note.

            Section 3.5    DEPOSIT OF REDEMPTION PRICE.

            On or before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

            Interest on the Notes to be redeemed will cease to accrue on the applicable redemption date, whether or not such Notes are presented for payment, if the Company makes the redemption payment. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.1 hereof. Section 8.6 shall apply to any Notes not redeemed within 2 years from the redemption date.

            Section 3.6    NOTES REDEEMED IN PART.

            Upon surrender of a Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

            Section 3.7    OPTIONAL REDEMPTION.

            The Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on December 1 of the years indicated below:

         YEAR                                       PRINCIPAL AMOUNT
         ----                                     ------------------
         2001. . . . . . .  . . . . . . . . . . . .     101.958%

         2002 and thereafter . . . .. . . . . . . .     100.000%

            Any redemption pursuant to this Section 3.7 shall be made pursuant to the provisions of Sections 3.1 through 3.6 hereof.

            Section 3.8    MANDATORY REDEMPTION.

            The Company shall have no mandatory redemption or sinking fund obligations with respect to the Notes.

            Section 3.9    INTENTIONALLY OMITTED


                                 ARTICLE IV

                                  COVENANTS

            Section 4.1    PAYMENT OF NOTES.

            The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent (other than the Company or a Subsidiary), holds at least one Business Day before that date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. Such Paying Agent shall return to the Company, no later than five days following the date of payment, any money (including accrued interest, if any) that exceeds such amount of principal, premium, if any, and interest paid on the Notes.

            The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

            Section 4.2    MAINTENANCE OF OFFICE OR AGENCY.

            The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or Registrar) where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

            The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with
Section 2.3.

            Section 4.3    SEC REPORTS.

            The Company shall:

               (1) file with the Trustee copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the forgoing as the Commission may by rules and regulations prescribe) which such obligor is required to file with the Commission pursuant Section 13 or Section 15(d) of the Exchange Act; or, if the obligor is not required to file information, documents, or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed by the Commission, such additional information, documents, and reports with respect to compliance by such obligor with the conditions and covenants provided for in the indenture, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 314(e) of the TIA, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

               (3) transmit by mail to the Holders of the Notes such summaries of information, documents, and reports required to be filed by such obligor pursuant to provisions of paragraph (1) or (2) of this Section as may be required by rules and regulations prescribed by the Commission.

            Section 4.4    COMPLIANCE CERTIFICATE.

            (a) The Company shall furnish to the indenture trustee, not less often than annually, an Officers' Certificate as to such officers' knowledge of the Company's compliance with all conditions and covenants under the Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under the indenture.

            (b) The Company will, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default an Officers' Certificate specifying such Default, Event of Default or event of default and what action the Company is taking or proposes to take with respect thereto.

            Section 4.5    INTENTIONALLY OMITTED

            Section 4.6    INTENTIONALLY OMITTED

            Section 4.7    INTENTIONALLY OMITTED

            Section 4.8    INTENTIONALLY OMITTED

            Section 4.9    INTENTIONALLY OMITTED

            Section 4.10   INTENTIONALLY OMITTED

            Section 4.11   INTENTIONALLY OMITTED

            Section 4.12   INTENTIONALLY OMITTED

            Section 4.13   INTENTIONALLY OMITTED

            Section 4.14   INTENTIONALLY OMITTED

            Section 4.15   INTENTIONALLY OMITTED

            Section 4.16   INTENTIONALLY OMITTED

            Section 4.17   INTENTIONALLY OMITTED


                                   ARTICLE V

                                  SUCCESSORS

            Section 5.1    INTENTIONALLY OMITTED

            Section 5.2    INTENTIONALLY OMITTED


                                  ARTICLE VI

                             DEFAULTS AND REMEDIES

            Section 6.1    EVENTS OF DEFAULT.

            An "Event of Default" occurs if:

                  (i) default for 30 days in the payment when due of interest on any Note;

                  (ii) default in payment when due of the principal of or premium, if any, on any Note;

                  (iii) Intentionally omitted

                  (iv) Intentionally omitted

                  (v) Intentionally omitted

                  (vi) Intentionally omitted

                  (vii) Intentionally omitted

                  (viii) Intentionally omitted

                  (ix) Intentionally omitted

                  (x) Intentionally omitted

            Section 6.2    ACCELERATION.

            If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 75% in principal amount of the then outstanding Notes by written notice to the Company and the Trustee may declare the unpaid principal of and any accrued interest on all the Notes to be due and payable immediately. Upon such declaration the principal and interest shall be due and payable immediately.

            In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to the optional redemption provisions of Section 3.7 of this Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

            Section 6.3    OTHER REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

            Section 6.4    WAIVER OF PAST DEFAULTS.

                  (1) Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under this Indenture, regardless of whether such Holders have actual knowledge of such Default or Event of Default, (except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, any Note held by a non-consenting Holder). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  (2) The Trustee may, without the consent of any Holders of the Notes, waive any Event of Default that relates to untimely or incomplete reports or information if the legal rights of the Holders would not be materially adversely affected thereby and may waive any other defaults the effect of which would not materially adversely affect the rights of the Holders under this Indenture.

            Section 6.5    CONTROL BY MAJORITY.

            The Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Noteholders, or that may involve the Trustee in personal liability.

            Section 6.6    LIMITATION ON SUITS.

            A Noteholder may pursue a remedy with respect to this Indenture or the Notes only if:

                (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

                (b) the Holders of at least 75% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

                (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                (e) during such 60-day period the Holders of a majority in aggregate principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

            Section 6.7    RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or adversely affected without the consent of the Holder.

            Section 6.8    COLLECTION SUIT BY TRUSTEE.

            If an Event of Default specified in Section 6.1(i) or (ii) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            Section 6.9    TRUSTEE MAY FILE PROOFS OF CLAIM.

            The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensa tion, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensa tion, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

            Section 6.10   PRIORITIES.

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

            First: to the Trustee, its agents and attorneys for amounts due under Section 7.7, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

            Second: to Noteholders for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and interest, respectively;

            Third: without duplication, to Holders of Notes for any other Obligations owing to the Holders of Notes under the Notes or this Indenture; and

            Fourth: to the Company or to such party as a court of competent jurisdiction shall direct.

            The Trustee may fix a record date and payment date for any payment to Noteholders.

            Section 6.11   UNDERTAKING FOR COSTS.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                  ARTICLE VII

                                    TRUSTEE

            Section 7.1    DUTIES OF TRUSTEE.

            (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (2) Except during the continuance of an Event of Default:

                  (a) The duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (3) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (a) This paragraph does not limit the effect of paragraph
      (2) of this Section.

                  (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

            (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2) and (3) of this Section.

            (5) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

            Section 7.2    RIGHTS OF TRUSTEE.

            (1) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

            (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

            (5) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

            Section 7.3    INDIVIDUAL RIGHTS OF TRUSTEE.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11. Subject to the provisions of Section 310(b) of the TIA, the Trustee shall be permitted to engage in transactions with the Company and its Subsidiaries other than those contemplated by this Indenture.

            Section 7.4    TRUSTEE'S DISCLAIMER.

            The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company or upon the Company's direction under any provision hereof. The Trustee shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

            Section 7.5    NOTICE OF DEFAULTS.

            Subject to Section 6.4(2), if a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Noteholders a notice of the Default or Event of Default within 90 days after it obtains knowledge of the existence of such Event of Default. Except in the case of a Default or Event of Default in payment of principal, premium or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

            Section 7.6    REPORTS BY TRUSTEE TO HOLDERS.

            Within 60 days after each October 15 beginning with the October 15 following the date of this Indenture, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA
Section 313(c).

            Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

            Section 7.7    COMPENSATION AND INDEMNITY.

            The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

            The Company shall indemnify the Trustee and its agents, employees, officers and directors against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

            The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or bad faith.

            The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

            To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(viii) or (ix) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

            Section 7.8    REPLACEMENT OF TRUSTEE.

            A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

            The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Custodian or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee after written request by any Noteholder who has been a Noteholder for at least six months fails to comply with Section 7.10, such Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee.

            Section 7.9    SUCCESSOR TRUSTEE BY MERGER, ETC.

            If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

            Section 7.10   ELIGIBILITY; DISQUALIFICATION.

            There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and 310(a)(5). The Trustee is subject to TIA Section 310(b).

            Section 7.11  PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.

            The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                 ARTICLE VIII

                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE

            Section 8.1    OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT
DEFEASANCE.

            The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, with respect to the Notes, elect to have either Section 8.2 or 8.3 be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Eight.

            Section 8.2    LEGAL DEFEASANCE AND DISCHARGE.

            Upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.2, the Company shall be deemed to have been discharged from its obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.5 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

                  (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 8.4, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due,

                  (b) the Company's obligations with respect to such Notes under Sections 2.3, 2.5, 2.6, 2.7, and 2.10,

                  (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and

                  (d) this Article Eight.

            Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3 with respect to the Notes.

            Section 8.3    COVENANT DEFEASANCE.

            Upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.3, the Company shall be released from its obligations under the covenant contained in Sections 4.4, with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1(iii) or (iv), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.3, Sections 6.1(iii) through 6.1(vii) shall not constitute Events of Default.

            Section 8.4    CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

            The following shall be the conditions to the application of either Section 8.2 or Section 8.3 to the outstanding Notes:

                  (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article Eight applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes,

                      (a) cash in U.S. Dollars in an amount, or

                      (b) non-callable Government Securities which through
            the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or

                      (c) a combination thereof, in such amounts, as will be
            sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on the outstanding Notes on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date of such principal or installment of principal, premium, if any, or interest; PROVIDED that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such non-callable Government Securities to said payments with respect to the Notes;

                  (2) In the case of an election under Section 8.2, either

                          (i) (A) the Notes will become due and payable at
                their stated maturity within one year after the date of such election pursuant to Section 8.2 or, within one year after the date of such election, the Notes will be redeemable at the option of the Company and will be redeemed by the Company pursuant to irrevocable instructions issued to the Trustee at the time of such election for the giving of a notice of redemption by the Trustee for such redemption and

                          (B) the Company shall have delivered to the
                Trustee an Opinion of Counsel in the United States reasonably satisfactory to the Trustee to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred or

                  (ii) the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably satisfactory to the Trustee confirming that

                      (A) the Company has received from, or there has been
            published by, the Internal Revenue Service a ruling or

                      (B) since the date hereof, there has been a change in
            the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstand ing Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance has not occurred;

                  (3) In the case of an election under Section 8.3, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably satisfactory to the Trustee to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (4) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, in so far as Section 6.1(viii) or (ix) is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (5) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which the Company is bound;

                  (6) In the case of an election under either Section 8.2 or 8.3, the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 8.2 or 8.3 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                  (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section 8.2 or the Covenant Defeasance under Section 8.3 (as the case may be) have been complied with as contemplated by this Section 8.4.

            Section 8.5 DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

            Subject to Section 8.6, all money and Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Trustee") pursuant to Section 8.4 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or Government Securities deposited pursuant to Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

            Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or Government Securities held by it as provided in Section 8.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(1)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

            Section 8.6    REPAYMENT TO THE COMPANY.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The
Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            Section 8.7    REINSTATEMENT.

            If the Trustee or Paying Agent is unable to apply any United States Dollars or Government Securities in accordance with Section 8.2 or 8.3, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 or 8.3 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2 or 8.3, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent and provided further that if such order or judgment is issued in connection with the insolvency, receivership or other similar occurrence with respect to the Trustee, upon the reinstatement of such obligations the Company shall be released from its obligations under
Section 4.4.


                                 ARTICLE IX

                      AMENDMENT, SUPPLEMENT AND WAIVER

            Section 9.1    WITHOUT CONSENT OF HOLDERS.

            The Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Noteholder to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of Notes in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not materially adversely affect the legal rights under this Indenture of any such Holder, or to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

            Upon the request of the Company, accompanied by a resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in
Section 9.6 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

            Section 9.2    WITH CONSENT OF HOLDERS.

            The Company and the Trustee may amend or supplement this Indenture or the Notes with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for the Notes) and any existing Default (including, without limitation, an acceleration of the Notes) or compliance with any provision of this Indenture or the Notes may be waived with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for the Notes).

            Upon the request of the Company, accompanied by a resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Noteholders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.6 hereof, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After a supplement, amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the supplement, amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture, amendment or waiver. Subject to Sections 6.4(1) and 6.7 hereof, the Holders of a majority in principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Noteholder affected, a supplement, amendment or waiver under this Section may not (with respect to any Notes held by a non-consenting Noteholder):

                (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                (2) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to redemption of the Notes other than pursuant to Sections 3.9, 4.10 and 4.14 hereof;

                (3) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

                (4) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on any Note (except a recision of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

                (5) make any Note payable in money other than that stated in the Note;

                (6) make any change in Section 6.4(1) or 6.7 hereof or in this sentence of this Section 9.2 or the rights of Holders of Notes to receive payments of principal of or premium, if any, or interest on the Notes;

                (7) waive a redemption payment with respect to any Note (other than a payment required by the provisions of Sections 4.10 or 4.14 hereof); or

                (8) make any change in the foregoing amendment and waiver provisions.

            Section 9.3    COMPLIANCE WITH TRUST INDENTURE ACT.

            Every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

            Section 9.4    REVOCATION AND EFFECT OF CONSENTS.

            Until a supplement, amendment or waiver becomes effective, a consent to it by a Noteholder is a continuing consent by the Noteholder and every subsequent Noteholder or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Noteholder or subsequent Noteholder may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver or amendment becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Noteholder.

            The Company may fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at

                (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.5, or

                (ii) such other date as the Company shall designate.

            Section 9.5    NOTATION ON OR EXCHANGE OF NOTES.

            The Trustee may place an appropriate notation about a supplement, amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the supplement, amendment or waiver.

            Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such supplement, amendment or waiver.

            Section 9.6    TRUSTEE TO SIGN AMENDMENTS, ETC.

            The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 7.1, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it.


                                  ARTICLE X

                                MISCELLANEOUS

            Section 10.1   TRUST INDENTURE ACT CONTROLS.

            If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA SECTION 318(c), the duties imposed by TIA Section 318(c) shall control.

            Section 10.2   NOTICES.

            Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to the Company:

                  Huntsman Polymers Corporation
                  500 Huntsman Way
                  Salt Lake City, Utah 84108
                  Attention: Office of General Counsel

                  If to the Trustee:

                  HSBC Bank USA
                  10 E. 40th Street
                  Issuer Services
                  Attn:  Robert A. Conrad, Vice President
                  New York, New York  10016

            The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            All notices and communications (other than those sent to Noteholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            Any notice or communication to a Noteholder shall be mailed by first-class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

            If the Company mails a notice or communication to Noteholders, it shall mail a copy to the Trustee and each Agent at the same time.

            Section 10.3   COMMUNICATION BY HOLDERS WITH OTHER HOLDERS

            Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

            Section 10.4   CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                  (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.5 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.5 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

            Section 10.5   STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or cove nant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

            Section 10.6   RULES BY TRUSTEE AND AGENTS.

            The Trustee may make reasonable rules for action by or at a meeting of Noteholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

            Section 10.7   LEGAL HOLIDAYS.

            A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

            Section 10.8   NO RECOURSE AGAINST OTHERS.

            No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any Obligations of the Company under the Notes, this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for issuance of the Notes.

            Section 10.9   DUPLICATE ORIGINALS.

            The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

            Section 10.10  GOVERNING LAW.

            The internal law of the State of New York shall govern and be used to construe this Indenture and the Notes (without regard to conflicts of law provisions). Each party hereto irrevocably submits itself to the non-exclusive jurisdiction of the state and federal courts of New York for purposes of this Indenture and agrees and consents that service of process may be made upon it in any legal proceeding relating to this Indenture by any means allowed under federal or New York law. The parties hereto hereby waive and agree not to assert, by way of motion, as a defense or otherwise, that any such proceeding is brought in an inconvenient forum or that the venue thereof is improper.

            Section 10.11  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

            Section 10.12  SUCCESSORS.

            All agreements of the Company in this Indenture, and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

            Section 10.13  SEVERABILITY.

            In case any provision in this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 10.14  COUNTERPART ORIGINALS.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            Section 10.15  TABLE OF CONTENTS, HEADINGS, ETC.

            The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                  SIGNATURES


Dated as of June 14, 2002

                                     HUNTSMAN POLYMERS CORPORATION

                                     By:     /s/ Samuel D. Scruggs
                                        -----------------------------------
                                          Name:  Samuel D. Scruggs
                                          Title: Vice President & Treasurer


                                             Attest:_______________________


Dated as of June 14, 2002

                                    HSBC BANK USA

                                    By:      /s/ Robert A. Conrad
                                        -----------------------------------
                                         Name:   Robert A. Conrad
                                         Title:  Vice President


                                             Attest:_______________________

                                   EXHIBIT A
                              (Face of Security)

                         11-3/4% Senior Notes due 2004


No.                                                         $
                                                             ------------
         HUNTSMAN POLYMERS CORPORATION

         promises to pay to _______________________________________
         or registered assigns, the principal sum of ___________________ Dollars on December 1, 2004.

         Interest Payment Dates:
                  June 1 and December 1, commencing June 1, 1995

         Record Dates:
                  May 15 and November 15 (whether or not a Business Day)


                                     HUNTSMAN POLYMERS CORPORATION


                                     By:
                                        ---------------------------------
                                          Name:
                                          Title:



                     TRUSTEE CERTIFICATE OF AUTHENTICATION

Dated: ___________

This is one of the Notes referred to in the within-mentioned Indenture.

                                      HSBC Bank USA,
                                      as Trustee



                                      By:_____________________________
                                           (Authorized Signature)







                              (Back of Security)

                         11-3/4% Senior Notes due 2004


            Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            1. INTEREST. Huntsman Polymers Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below.

            Interest on the Notes will accrue at the rate of 11-3/4% per annum and will be payable semi- annually in arrears on June 1 and December 1, commencing on June 1, 1995, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"), to Holders of record on the immediately preceding May 15 and November 15.

            Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of original issuance of the Notes. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate of 1% per annum in excess of the then applicable interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to applicable grace periods) at the same rate, to the extent lawful,

                  (i) if payment is made during the period of five Business Days following the date on which such interest was due, to the Persons who were to receive payment on the date such interest was due or

                  (ii) if payment is made after such period, to the Persons who are Noteholders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date.

            2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. Principal, premium, if any, and interest on the Notes will be payable at the office or agency of the Company maintained for such purpose within the City and State of New York, or at the option of the Company, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; PROVIDED that all payments with respect to Notes the Holders of which have given wire transfer instructions to the Company and the Trustee will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

            3. PAYING AGENT AND REGISTRAR. Initially the Trustee under the Indenture will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Noteholder. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

            4. INDENTURE. The Company issued the Notes under an Indenture dated as of November 29, 1994, as may be amended or supplemented from time to time ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code
Section 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. Terms not otherwise defined herein shall have the meanings assigned in the Indenture. The Notes are general unsecured obligations of the Company limited to $175,000,000 in aggregate principal amount.

            5. OPTIONAL REDEMPTION.

            The Notes will be subject to redemption, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning December 1 of the years indicated below:

                                    PRINCIPAL
YEAR                                 AMOUNT
----                               ----------
2001 . . . . . . . . . . . . . . . . 101.958%
2002 and thereafter. . . . . . . . . 100.000%



            6. Intentionally omitted

            7. Intentionally omitted

            8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in face denominations of $1,000 and integral multiples of $1,000. The Notes may be transferred and exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not

          (i) register the transfer of or exchange any Notes during any period

              (a) beginning at the opening of business on a Business Day
15 days before the day of any selection of Notes for redemption and ending at the close of business on the day of selection or

              (b) beginning at the opening of business on a Business Day
15 days before an interest payment date and ending on the close of business on such interest payment date or

         (ii) register the transfer or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

            9. PERSONS DEEMED OWNERS. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. The registered holder of a Note shall be treated as its owner for all purposes.

            10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing Default (except a Default or Event of Default relating to the payment of principal, premium or interest) or compliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes. Without the consent of any Holder, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not materially adversely affect the legal rights of any such Holder under the Indenture, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

            11. DEFAULTS AND REMEDIES. Events of Default include in summary form:

                  (i) default for 30 days in the payment when due of interest on the Notes;

                  (ii) default in payment when due of the principal of or premium, if any, on the Notes;

                  (iii) Intentionally omitted;

                  (iv) Intentionally omitted;

                  (v) Intentionally omitted;

                  (vi) Intentionally omitted;

                  (vii) Intentionally omitted; or

                  (viii) If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 75% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to the Company or any Restricted Subsidiary that is a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice.

                  Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium or interest) if it determines that withholding notice is in their interest. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

            12. TRUSTEE DEALINGS WITH THE COMPANY. Subject to the provisions of the Indenture, the Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Subject to the provisions of Section 310(b) of the Trust Indenture Act, the Trustee shall be permitted to engage in transactions with the Company and its Subsidiaries other than those contemplated by this Indenture.

            13. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes, by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            14. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            16. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

            The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                  Huntsman Polymers Corporation
                  500 Huntsman Way
                  Salt Lake City, Utah 84108
                  Attention: Office of General Counsel

                                ASSIGNMENT FORM

         To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

-------------------------------------------------------------------------------
                          (Insert assignee's soc. sec. or tax I.D. no.)
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      (Print or type assignee's name, address and zip code) and irrevocably appoint________________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date: _________________________

                                  Your Signature:_____________________________
                  (Sign exactly as your name appears on the face of this Note) Signature Guarantee. *

----------------------------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                   EXHIBIT B

                             Intentionally omitted